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                                                                   EXHIBIT 10.22


                    Second Amendment to the Agreement and
                   Plan of Merger by and Among Halis, Inc.,
              HealthWatch Merger Sub, Inc. and HealthWatch, Inc.
                         dated as of January 31, 2001




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                            SECOND AMENDMENT TO THE
           AGREEMENT AND PLAN OF MERGER BY AND AMONG, HALIS, INC.,
              HEALTHWATCH MERGER SUB, INC. AND HEALTHWATCH, INC.


       This SECOND AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER BY AND AMONG, HALIS, INC., HEALTHWATCH MERGER SUB, INC. AND HEALTHWATCH, INC. ("Amendment"), dated as of January 31, 2001 is made and entered into by and among (i) Halis, Inc. ("Halis"), a Georgia corporation, (ii) HealthWatch Merger Sub, Inc.("Merger Sub"), a Georgia Corporation and (iii) HealthWatch, Inc. ("HealthWatch"), a Minnesota corporation.

     WHEREAS, Halis, Merger Sub and HealthWatch have entered into that certain Agreement and Plan of Merger dated as of June 29, 2000, as amended by the parties on September 29, 2000 (the "Agreement"), in which HealthWatch will acquire Halis upon the merger of Halis with and into Merger Sub, a wholly-owned subsidiary of HealthWatch, upon the terms and conditions included in the Agreement; and

     WHEREAS, the parties desire to extend the date provided in Section 7.1(b) and Section 5.1(d) of the Agreement to allow the additional time required to satisfy the conditions to closing the merger.

     THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

     1. Section 7.1(b) of the Agreement shall be deleted in its entirety and replaced with the following:

     "(b) by either the Board of Directors of Halis or the Board of Directors of
     HealthWatch: (i) if the Merger shall not have been consummated by March 31, 2001, unless such termination right has been expressly restricted in writing by the Board of Directors of Halis or HealthWatch, as the case may be; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to any party whose failure to perform any of its obligations under this Agreement results in the failure of the Merger to be consummated by such time; (ii) if the HealthWatch Stockholder Approval shall not have been obtained at a HealthWatch Stockholders' Meeting duly convened therefor or at any adjournment or postponement thereof; (iii) if the Halis Stockholder Approval shall not have been obtained at a Halis Stockholders' Meeting duly convened therefor or at any adjournment or postponement thereof; (iv) if any Restraint having any of the effects set forth in Section 6.1(d) shall be in effect and shall have become final and nonappealable, or if any
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     Governmental Entity that must grant a Requisite Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(iv) shall have used commercially reasonable efforts to prevent the entry of and to remove such Restraint or to obtain such Requisite Regulatory Approval, as the case may be; or (v) if the financial advisor opinion required by Section 6.1(g) or (h) is not received because the advisor indicates that it does not deem the transaction fair as stated in such Sections."

     2. Section 5.1(d) of the Agreement shall be deleted in its entirety and replaced with the following:

     "(d) Halis and HealthWatch will use commercially reasonable efforts to hold the HealthWatch Stockholders' Meeting and the Halis Stockholders' Meeting on the same date and as soon as reasonably practicable after the date hereof, but not later than March 31, 2001."

     3. Except as modified by this Amendment, all terms and conditions of the Agreement are hereby reaffirmed.



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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the effective date mentioned above.

                                       HALIS, INC.

                                       By: /s/ Joel Greenspan
                                           -------------------------------------
                                       Its: Member of Board of Directors
                                            ------------------------------------

                                       Attest: /s/ Marilyn May
                                               ---------------------------------
                                       Its: Asst. Secretary
                                            ------------------------------------

                                                [CORPORATE SEAL]


                                       HEALTHWATCH, INC.

                                       By: /s/ Thomas Ridenour
                                           -------------------------------------
                                       Its: Chief Financial Officer
                                            ------------------------------------

                                       Attest: /s/ Marilyn May
                                               ---------------------------------
                                       Its: Asst. Secretary
                                            ------------------------------------

                                                [CORPORATE SEAL]


                                       HEALTHWATCH MERGER SUB, INC.

                                       By: /s/ Paul W. Harrison
                                           -------------------------------------
                                       Its: President
                                            ------------------------------------

                                       Attest: /s/ Marilyn May
                                               ---------------------------------
                                       Its: Asst. Secretary
                                            ------------------------------------

                                                [CORPORATE SEAL]

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